Supplemental Information
First Quarter 2021

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020

Income statement
Net interest income	$10,197	$10,253	$10,129	$10,848	$12,130
Noninterest income	12,624	9,846	10,207	11,478	10,637
Total revenue, net of interest expense	22,821	20,099	20,336	22,326	22,767
Provision for credit losses	(1,860)	53	1,389	5,117	4,761
Noninterest expense	15,515	13,927	14,401	13,410	13,475
Income before income taxes	9,166	6,119	4,546	3,799	4,531
Pretax, pre-provision income (1)	7,306	6,172	5,935	8,916	9,292
Income tax expense	1,116	649	(335)	266	521
Net income	8,050	5,470	4,881	3,533	4,010
Preferred stock dividends	490	262	441	249	469
Net income applicable to common shareholders	7,560	5,208	4,440	3,284	3,541
Diluted earnings per common share	0.86	0.59	0.51	0.37	0.40
Average diluted common shares issued and outstanding	8,755.6	8,785.0	8,777.5	8,768.1	8,862.7
Dividends paid per common share	$0.18	$0.18	$0.18	$0.18	$0.18

Performance ratios
Return on average assets	1.13%	0.78%	0.71%	0.53%	0.65%
Return on average common shareholders’ equity	12.28	8.39	7.24	5.44	5.91
Return on average shareholders’ equity	11.91	8.03	7.26	5.34	6.10
Return on average tangible common shareholders’ equity (2)	17.08	11.73	10.16	7.63	8.32
Return on average tangible shareholders’ equity (2)	16.01	10.84	9.84	7.23	8.29
Efficiency ratio	67.98	69.29	70.81	60.06	59.19

At period end
Book value per share of common stock	$29.07	$28.72	$28.33	$27.96	$27.84
Tangible book value per share of common stock (2)	20.90	20.60	20.23	19.90	19.79
Market capitalization	332,337	262,206	208,656	205,772	184,181
Number of financial centers - U.S.	4,324	4,312	4,309	4,298	4,297
Number of branded ATMs - U.S.	16,905	16,904	16,962	16,862	16,855
Headcount	212,201	212,505	211,225	212,796	208,931

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle.
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 31.)

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020

Net interest income
Interest income	$11,395	$11,461	$11,486	$12,540	$16,098
Interest expense	1,198	1,208	1,357	1,692	3,968
Net interest income	10,197	10,253	10,129	10,848	12,130

Noninterest income
Fees and commissions	9,536	9,061	8,777	8,392	8,321
Market making and similar activities	3,529	1,372	1,689	2,487	2,807
Other income (loss)	(441)	(587)	(259)	599	(491)
Total noninterest income	12,624	9,846	10,207	11,478	10,637
Total revenue, net of interest expense	22,821	20,099	20,336	22,326	22,767

Provision for credit losses	(1,860)	53	1,389	5,117	4,761

Noninterest expense
Compensation and benefits	9,736	8,190	8,200	7,994	8,341
Occupancy and equipment	1,830	1,839	1,798	1,802	1,702
Information processing and communications	1,425	1,415	1,333	1,265	1,209
Product delivery and transaction related	977	915	930	811	777
Marketing	371	463	308	492	438
Professional fees	403	488	450	381	375
Other general operating	773	617	1,382	665	633
Total noninterest expense	15,515	13,927	14,401	13,410	13,475
Income before income taxes	9,166	6,119	4,546	3,799	4,531
Income tax expense	1,116	649	(335)	266	521
Net income	$8,050	$5,470	$4,881	$3,533	$4,010
Preferred stock dividends	490	262	441	249	469
Net income applicable to common shareholders	$7,560	$5,208	$4,440	$3,284	$3,541

Per common share information
Earnings	$0.87	$0.60	$0.51	$0.38	$0.40
Diluted earnings	0.86	0.59	0.51	0.37	0.40
Average common shares issued and outstanding	8,700.1	8,724.9	8,732.9	8,739.9	8,815.6
Average diluted common shares issued and outstanding	8,755.6	8,785.0	8,777.5	8,768.1	8,862.7

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020

Net income	$8,050	$5,470	$4,881	$3,533	$4,010
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	(840)	5	101	(102)	4,795
Net change in debit valuation adjustments	116	(493)	(58)	(1,293)	1,346
Net change in derivatives	(1,114)	18	76	315	417
Employee benefit plan adjustments	51	(242)	44	57	43
Net change in foreign currency translation adjustments	(29)	34	21	(19)	(88)
Other comprehensive income (loss)	(1,816)	(678)	184	(1,042)	6,513
Comprehensive income	$6,234	$4,792	$5,065	$2,491	$10,523

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020

Net interest income
Interest income
Loans and leases	$7,234	$7,603	$7,894	$8,569	$9,963
Debt securities	2,730	2,377	2,130	2,440	2,843
Federal funds sold and securities borrowed or purchased under agreements to resell	(7)	3	55	26	819
Trading account assets	872	925	948	1,008	1,247
Other interest income	566	553	459	497	1,226
Total interest income	11,395	11,461	11,486	12,540	16,098

Interest expense
Deposits	133	159	227	373	1,184
Short-term borrowings	(79)	(37)	(24)	(72)	1,120
Trading account liabilities	246	210	212	223	329
Long-term debt	898	876	942	1,168	1,335
Total interest expense	1,198	1,208	1,357	1,692	3,968
Net interest income	$10,197	$10,253	$10,129	$10,848	$12,130

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$1,067	$1,160	$1,172	$830	$792
Other card income	368	407	396	419	480
Total card income	1,435	1,567	1,568	1,249	1,272
Service charges
Deposit-related fees	1,495	1,550	1,515	1,299	1,627
Lending-related fees	297	309	302	263	276
Total service charges	1,792	1,859	1,817	1,562	1,903
Investment and brokerage services
Asset management fees	3,002	2,803	2,740	2,483	2,682
Brokerage fees	1,061	968	883	939	1,076
Total investment and brokerage services	4,063	3,771	3,623	3,422	3,758
Investment banking fees
Underwriting income	1,546	1,088	1,239	1,523	848
Syndication fees	300	227	133	230	271
Financial advisory services	400	549	397	406	269
Total investment banking fees	2,246	1,864	1,769	2,159	1,388
Total fees and commissions	9,536	9,061	8,777	8,392	8,321
Market making and similar activities	3,529	1,372	1,689	2,487	2,807
Other income (loss)	(441)	(587)	(259)	599	(491)
Total noninterest income	$12,624	$9,846	$10,207	$11,478	$10,637

(1)Gross interchange fees were $2.4 billion, $2.5 billion, $2.4 billion, $2.0 billion and $2.3 billion and are presented net of $1.4 billion, $1.5 billion, $1.4 billion, $1.2 billion and $1.5 billion of expenses for rewards and partner payments as well as certain other card costs for the first quarter of 2021 and the fourth, third, second and first quarters of 2020, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	March 31 2021	December 31 2020	March 31 2020
Assets
Cash and due from banks	$33,560	$36,430	$30,052
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	292,541	344,033	220,338
Cash and cash equivalents	326,101	380,463	250,390
Time deposits placed and other short-term investments	7,859	6,546	12,283
Federal funds sold and securities borrowed or purchased under agreements to resell	259,147	304,058	301,969
Trading account assets	276,881	198,854	193,323
Derivative assets	45,898	47,179	57,654
Debt securities:
Carried at fair value	280,912	246,601	221,104
Held-to-maturity, at cost	576,000	438,249	254,748
Total debt securities	856,912	684,850	475,852
Loans and leases	903,088	927,861	1,050,785
Allowance for loan and lease losses	(16,168)	(18,802)	(15,766)
Loans and leases, net of allowance	886,920	909,059	1,035,019
Premises and equipment, net	10,803	11,000	10,792
Goodwill	68,951	68,951	68,951
Loans held-for-sale	7,895	9,243	7,862
Customer and other receivables	66,404	64,221	69,238
Other assets	156,221	135,203	136,621
Total assets	$2,969,992	$2,819,627	$2,619,954

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$703,822	$650,674	$484,342
Interest-bearing	1,079,551	1,038,341	1,008,922
Deposits in non-U.S. offices:
Noninterest-bearing	22,423	17,698	13,695
Interest-bearing	78,262	88,767	76,366
Total deposits	1,884,058	1,795,480	1,583,325
Federal funds purchased and securities loaned or sold under agreements to repurchase	199,443	170,323	170,043
Trading account liabilities	102,788	71,320	77,151
Derivative liabilities	42,325	45,526	54,658
Short-term borrowings	21,724	19,321	30,118
Accrued expenses and other liabilities	194,443	181,799	183,029
Long-term debt	251,211	262,934	256,712
Total liabilities	2,695,992	2,546,703	2,355,036
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,923,686, 3,931,440 and 3,887,440 shares	24,319	24,510	23,427
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 8,589,731,470, 8,650,814,105 and 8,675,487,435 shares	83,071	85,982	85,745
Retained earnings	170,082	164,088	155,866
Accumulated other comprehensive income (loss)	(3,472)	(1,656)	(120)
Total shareholders’ equity	274,000	272,924	264,918
Total liabilities and shareholders’ equity	$2,969,992	$2,819,627	$2,619,954

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$4,530	$5,225	$5,405
Loans and leases	19,346	23,636	37,009
Allowance for loan and lease losses	(1,261)	(1,693)	(1,472)
Loans and leases, net of allowance	18,085	21,943	35,537
All other assets	1,387	1,387	536
Total assets of consolidated variable interest entities	$24,002	$28,555	$41,478

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$338	$454	$1,147
Long-term debt	5,286	7,053	6,787
All other liabilities	11	16	39
Total liabilities of consolidated variable interest entities	$5,635	$7,523	$7,973

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	March 31 2021	December 31 2020	March 31 2020
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$177,789	$176,660	$168,115
Tier 1 capital	201,226	200,096	191,532
Total capital	235,974	237,936	228,511
Risk-weighted assets	1,507,545	1,479,749	1,561,031
Common equity tier 1 capital ratio	11.8%	11.9%	10.8%
Tier 1 capital ratio	13.3	13.5	12.3
Total capital ratio	15.7	16.1	14.6

Advanced Approaches
Common equity tier 1 capital	$177,789	$176,660	$168,115
Tier 1 capital	201,226	200,096	191,532
Total capital	227,672	227,685	221,009
Risk-weighted assets	1,365,978	1,371,316	1,512,390
Common equity tier 1 capital ratio	13.0%	12.9%	11.1%
Tier 1 capital ratio	14.7	14.6	12.7
Total capital ratio	16.7	16.6	14.6

Leverage-based metrics (1):
Adjusted average assets	$2,805,023	$2,718,802	$2,421,943
Tier 1 leverage ratio	7.2%	7.4%	7.9%

Supplementary leverage exposure	$2,868,240	$2,785,747	$2,984,135
Supplementary leverage ratio	7.0%	7.2%	6.4%

Tangible equity ratio (2)	7.0	7.4	7.7
Tangible common equity ratio (2)	6.2	6.5	6.7

(1)Regulatory capital ratios at March 31, 2021 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy. Supplementary leverage exposure at March 31, 2021 and December 31, 2020 excludes U.S. Treasury securities and deposits at Federal Reserve Banks.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 31.)

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	March 31 2021	December 31 2020	March 31 2020
Total common shareholders' equity	$249,681	$248,414	$241,491
CECL transitional amount (1)	3,544	4,213	3,299
Goodwill, net of related deferred tax liabilities	(68,565)	(68,565)	(68,570)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(5,904)	(5,773)	(5,337)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,604)	(1,617)	(1,236)
Defined benefit pension plan net assets	(1,181)	(1,164)	(1,014)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	1,625	1,753	(370)
Other	193	(601)	(148)
Common equity tier 1 capital	177,789	176,660	168,115
Qualifying preferred stock, net of issuance cost	23,440	23,437	23,426
Other	(3)	(1)	(9)
Tier 1 capital	201,226	200,096	191,532
Tier 2 capital instruments	21,109	22,213	24,076
Qualifying allowance for credit losses	13,642	15,649	12,909
Other	(3)	(22)	(6)
Total capital under the Standardized approach	235,974	237,936	228,511
Adjustment in qualifying allowance for credit losses under the Advanced approaches (2)	(8,302)	(10,251)	(7,502)
Total capital under the Advanced approaches	$227,672	$227,685	$221,009

(1)Includes the impact of the Corporation's adoption of the current expected credit losses (CECL) accounting standard on January 1, 2020 and 25 percent of the increase in reserves since the initial adoption.
(2)Includes the impact of transition provisions related to the CECL accounting standard.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	First Quarter 2021			Fourth Quarter 2020			First Quarter 2020
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$278,098	$29	0.04%	$321,612	$48	0.06%	$130,282	$268	0.83%
Time deposits placed and other short-term investments	8,742	4	0.18	8,154	(2)	(0.09)	10,894	30	1.11
Federal funds sold and securities borrowed or purchased under agreements to resell	249,985	(7)	(0.01)	264,048	3	—	278,794	819	1.18
Trading account assets	145,089	885	2.47	145,319	938	2.57	156,685	1,266	3.25
Debt securities	788,638	2,745	1.41	653,189	2,391	1.48	465,215	2,868	2.49
Loans and leases (2)
Residential mortgage	219,005	1,529	2.80	228,069	1,660	2.91	239,994	1,987	3.31
Home equity	33,634	281	3.38	35,789	277	3.07	40,040	421	4.22
Credit card	74,165	1,947	10.65	78,210	2,069	10.53	94,471	2,464	10.49
Direct/Indirect and other consumer	91,430	559	2.48	90,424	583	2.57	90,954	746	3.30
Total consumer	418,234	4,316	4.17	432,492	4,589	4.23	465,459	5,618	4.85
U.S. commercial	322,010	2,051	2.58	327,650	2,111	2.56	330,420	2,910	3.54
Non-U.S. commercial	90,904	409	1.83	95,739	427	1.77	111,388	738	2.66
Commercial real estate	59,736	365	2.48	61,540	384	2.48	63,418	583	3.70
Commercial lease financing	16,839	132	3.15	17,377	132	3.03	19,598	161	3.29
Total commercial	489,489	2,957	2.45	502,306	3,054	2.42	524,824	4,392	3.36
Total loans and leases	907,723	7,273	3.24	934,798	7,643	3.26	990,283	10,010	4.06
Other earning assets	103,650	577	2.26	89,033	553	2.47	87,876	981	4.49
Total earning assets	2,481,925	11,506	1.87	2,416,153	11,574	1.91	2,120,029	16,242	3.08
Cash and due from banks	33,925			35,524			27,997
Other assets, less allowance for loan and lease losses	363,371			340,197			346,902
Total assets	$2,879,221			$2,791,874			$2,494,928
Interest-bearing liabilities
U.S. interest-bearing deposits
Savings	$67,588	$2	0.01%	$63,600	$2	0.01%	$50,600	$1	0.01%
Demand and money market deposit accounts	889,793	77	0.04	854,723	79	0.04	770,474	653	0.34
Consumer CDs and IRAs	38,207	26	0.28	41,049	47	0.45	53,363	151	1.14
Negotiable CDs, public funds and other deposits	52,780	23	0.18	52,624	27	0.21	67,985	209	1.23
Total U.S. interest-bearing deposits	1,048,368	128	0.05	1,011,996	155	0.06	942,422	1,014	0.43
Non-U.S. interest-bearing deposits
Banks located in non-U.S. countries	1,030	—	0.12	1,092	1	0.26	1,904	3	0.60
Governments and official institutions	199	—	—	214	—	—	161	—	0.05
Time, savings and other	80,737	5	0.02	77,552	3	0.02	75,625	167	0.89
Total non-U.S. interest-bearing deposits	81,966	5	0.02	78,858	4	0.02	77,690	170	0.88
Total interest-bearing deposits	1,130,334	133	0.05	1,090,854	159	0.06	1,020,112	1,184	0.47
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	293,236	(79)	(0.11)	287,459	(37)	(0.05)	304,503	1,120	1.48
Trading account liabilities	42,923	246	2.32	37,061	210	2.24	48,142	329	2.75
Long-term debt	220,836	898	1.65	225,423	876	1.54	210,816	1,335	2.54
Total interest-bearing liabilities	1,687,329	1,198	0.29	1,640,797	1,208	0.29	1,583,573	3,968	1.01
Noninterest-bearing sources
Noninterest-bearing deposits	675,413			646,285			419,224
Other liabilities (3)	242,432			233,772			227,597
Shareholders’ equity	274,047			271,020			264,534
Total liabilities and shareholders’ equity	$2,879,221			$2,791,874			$2,494,928
Net interest spread			1.58%			1.62%			2.07%
Impact of noninterest-bearing sources			0.10			0.09			0.26
Net interest income/yield on earning assets (4)		$10,308	1.68%		$10,366	1.71%		$12,274	2.33%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $31.3 billion, $31.8 billion and $35.7 billion of structured notes and liabilities for the first quarter of 2021 and the fourth and first quarters of 2020, respectively.
(4)Net interest income includes FTE adjustments of $111 million, $113 million and $144 million for the first quarter of 2021 and the fourth and first quarters of 2020, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	March 31, 2021
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$52,395	$2,169	$(30)	$54,534
Agency-collateralized mortgage obligations	4,618	132	(17)	4,733
Commercial	16,013	840	(53)	16,800
Non-agency residential	871	30	(43)	858
Total mortgage-backed securities	73,897	3,171	(143)	76,925
U.S. Treasury and agency securities	158,352	2,161	(492)	160,021
Non-U.S. securities	14,767	7	(6)	14,768
Other taxable securities, substantially all asset-backed securities	2,519	43	(4)	2,558
Total taxable securities	249,535	5,382	(645)	254,272
Tax-exempt securities	16,023	328	(10)	16,341
Total available-for-sale debt securities	265,558	5,710	(655)	270,613
Other debt securities carried at fair value (1)	10,322	143	(166)	10,299
Total debt securities carried at fair value	275,880	5,853	(821)	280,912
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	576,031	6,895	(13,668)	569,258
Total debt securities	$851,911	$12,748	$(14,489)	$850,170

	December 31, 2020
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$59,518	$2,370	$(39)	$61,849
Agency-collateralized mortgage obligations	5,112	161	(13)	5,260
Commercial	15,470	1,025	(4)	16,491
Non-agency residential	899	127	(17)	1,009
Total mortgage-backed securities	80,999	3,683	(73)	84,609
U.S. Treasury and agency securities	114,157	2,236	(13)	116,380
Non-U.S. securities	14,009	15	(7)	14,017
Other taxable securities, substantially all asset-backed securities	2,656	61	(6)	2,711
Total taxable securities	211,821	5,995	(99)	217,717
Tax-exempt securities	16,417	389	(32)	16,774
Total available-for-sale debt securities	228,238	6,384	(131)	234,491
Other debt securities carried at fair value (1)	11,720	429	(39)	12,110
Total debt securities carried at fair value	239,958	6,813	(170)	246,601
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	438,279	10,095	(194)	448,180
Total debt securities	$678,237	$16,908	$(364)	$694,781

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020

FTE basis data (1)
Net interest income	$10,308	$10,366	$10,243	$10,976	$12,274
Total revenue, net of interest expense	22,933	20,212	20,450	22,454	22,911
Net interest yield	1.68%	1.71%	1.72%	1.87%	2.33%
Efficiency ratio	67.65	68.90	70.42	59.72	58.82

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $111 million, $113 million, $114 million, $128 million and $144 million for the first quarter of 2021 and the fourth, third, second and first quarters of 2020, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	First Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$10,308	$5,920	$1,331	$1,980	$990	$87
Noninterest income
Fees and commissions:
Card income	1,435	1,189	19	150	76	1
Service charges	1,792	831	18	847	94	2
Investment and brokerage services	4,063	77	3,391	41	560	(6)
Investment banking fees	2,246	—	135	1,172	981	(42)
Total fees and commissions	9,536	2,097	3,563	2,210	1,711	(45)
Market making and similar activities	3,529	—	11	31	3,470	17
Other income (loss)	(441)	52	66	412	27	(998)
Total noninterest income (loss)	12,624	2,149	3,640	2,653	5,208	(1,026)
Total revenue, net of interest expense	22,932	8,069	4,971	4,633	6,198	(939)
Provision for credit losses	(1,860)	(617)	(65)	(1,126)	(5)	(47)
Noninterest expense	15,515	5,131	3,869	2,781	3,427	307
Income (loss) before income taxes	9,277	3,555	1,167	2,978	2,776	(1,199)
Income tax expense (benefit)	1,227	871	286	804	722	(1,456)
Net income	$8,050	$2,684	$881	$2,174	$2,054	$257

Average
Total loans and leases	$907,723	$290,891	$188,495	$330,107	$77,415	$20,815
Total assets (1)	2,879,221	999,769	372,594	576,145	723,264	207,449
Total deposits	1,805,747	924,137	326,370	487,034	53,852	14,354
Quarter end
Total loans and leases	$903,088	$282,935	$190,060	$325,996	$84,247	$19,850
Total assets (1)	2,969,992	1,047,413	378,655	594,235	745,681	204,008
Total deposits	1,884,058	971,709	333,254	505,132	61,450	12,513

	Fourth Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$10,366	$5,955	$1,282	$2,010	$1,088	$31
Noninterest income
Fees and commissions:
Card income	1,567	1,289	22	166	89	1
Service charges	1,859	879	18	859	97	6
Investment and brokerage services	3,771	68	3,189	29	487	(2)
Investment banking fees	1,864	—	99	1,098	712	(45)
Total fees and commissions	9,061	2,236	3,328	2,152	1,385	(40)
Market making and similar activities	1,372	—	11	15	1,413	(67)
Other income (loss)	(587)	51	56	602	21	(1,317)
Total noninterest income (loss)	9,846	2,287	3,395	2,769	2,819	(1,424)
Total revenue, net of interest expense	20,212	8,242	4,677	4,779	3,907	(1,393)
Provision for credit losses	53	4	8	48	18	(25)
Noninterest expense	13,927	4,809	3,571	2,432	2,821	294
Income (loss) before income taxes	6,232	3,429	1,098	2,299	1,068	(1,662)
Income tax expense (benefit)	762	840	269	621	278	(1,246)
Net income (loss)	$5,470	$2,589	$829	$1,678	$790	$(416)

Average
Total loans and leases	$934,798	$305,146	$187,167	$346,323	$74,133	$22,029
Total assets (1)	2,791,874	960,376	348,693	566,845	683,146	232,814
Total deposits	1,737,139	885,210	305,870	478,269	54,539	13,251
Quarter end
Total loans and leases	$927,861	$299,934	$188,562	$339,649	$78,415	$21,301
Total assets (1)	2,819,627	988,580	369,738	580,561	616,609	264,139
Total deposits	1,795,480	912,652	322,157	493,748	53,925	12,998

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	First Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,274	$6,862	$1,571	$2,612	$1,153	$76
Noninterest income
Fees and commissions:
Card income	1,272	1,110	17	123	21	1
Service charges	1,903	995	17	796	87	8
Investment and brokerage services	3,758	70	3,122	7	567	(8)
Investment banking fees	1,388	—	115	761	602	(90)
Total fees and commissions	8,321	2,175	3,271	1,687	1,277	(89)
Market making and similar activities	2,807	1	21	87	2,973	(275)
Other income (loss)	(491)	91	73	214	(177)	(692)
Total noninterest income (loss)	10,637	2,267	3,365	1,988	4,073	(1,056)
Total revenue, net of interest expense	22,911	9,129	4,936	4,600	5,226	(980)
Provision for credit losses	4,761	2,258	189	2,093	107	114
Noninterest expense	13,475	4,496	3,606	2,318	2,815	240
Income (loss) before income taxes	4,675	2,375	1,141	189	2,304	(1,334)
Income tax expense (benefit)	665	582	280	51	599	(847)
Net income (loss)	$4,010	$1,793	$861	$138	$1,705	$(487)

Average
Total loans and leases	$990,283	$316,946	$178,639	$386,483	$71,660	$36,555
Total assets (1)	2,494,928	811,277	303,173	465,926	713,051	201,501
Total deposits	1,439,336	736,669	263,411	382,373	33,323	23,560
Quarter end
Total loans and leases	$1,050,785	$317,535	$181,492	$437,122	$78,591	$36,045
Total assets (1)	2,619,954	837,522	323,867	562,529	654,939	241,097
Total deposits	1,583,325	762,387	282,395	477,108	38,536	22,899

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020

Net interest income	$5,920	$5,955	$5,890	$5,991	$6,862
Noninterest income:
Card income	1,189	1,289	1,220	1,053	1,110
Service charges	831	879	837	706	995
All other income	129	119	92	102	162
Total noninterest income	2,149	2,287	2,149	1,861	2,267
Total revenue, net of interest expense	8,069	8,242	8,039	7,852	9,129

Provision for credit losses	(617)	4	479	3,024	2,258

Noninterest expense	5,131	4,809	4,842	4,735	4,496
Income before income taxes	3,555	3,429	2,718	93	2,375
Income tax expense	871	840	666	23	582
Net income	$2,684	$2,589	$2,052	$70	$1,793

Net interest yield	2.51%	2.58%	2.61%	2.85%	3.57%
Return on average allocated capital (1)	28	27	21	1	19
Efficiency ratio	63.59	58.34	60.24	60.31	49.24

Balance Sheet
Average
Total loans and leases	$290,891	$305,146	$318,751	$321,558	$316,946
Total earning assets (2)	957,112	918,086	896,867	845,236	773,635
Total assets (2)	999,769	960,376	936,112	885,568	811,277
Total deposits	924,137	885,210	860,999	810,700	736,669
Allocated capital (1)	38,500	38,500	38,500	38,500	38,500

Period end
Total loans and leases	$282,935	$299,934	$312,447	$325,105	$317,535
Total earning assets (2)	1,004,896	945,343	906,994	890,244	800,144
Total assets (2)	1,047,413	988,580	947,513	929,193	837,522
Total deposits	971,709	912,652	872,022	854,017	762,387

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020

Average deposit balances
Checking	$515,430	$492,332	$479,963	$446,445	$394,678
Savings	65,863	62,070	59,817	55,607	49,358
MMS	303,719	289,682	277,896	263,703	247,018
CDs and IRAs	35,488	37,674	40,163	42,256	42,743
Other	3,637	3,452	3,160	2,689	2,872
Total average deposit balances	$924,137	$885,210	$860,999	$810,700	$736,669

Deposit spreads (excludes noninterest costs)
Checking	1.99%	2.02%	2.07%	2.14%	2.22%
Savings	2.28	2.31	2.35	2.39	2.45
MMS	1.32	1.52	1.59	1.68	2.19
CDs and IRAs	0.48	0.58	0.72	0.93	1.28
Other	0.31	0.34	0.60	1.28	1.88
Total deposit spreads	1.73	1.81	1.87	1.94	2.17

Consumer investment assets	$324,479	$306,104	$266,733	$246,146	$212,227

Active digital banking users (units in thousands) (1)	40,286	39,315	39,267	39,294	39,075
Active mobile banking users (units in thousands)	31,487	30,783	30,601	30,307	29,820
Financial centers	4,324	4,312	4,309	4,298	4,297
ATMs	16,905	16,904	16,962	16,862	16,855

Total credit card (2)
Loans
Average credit card outstandings	$74,165	$78,210	$81,309	$86,191	$94,471
Ending credit card outstandings	72,786	78,708	79,834	84,244	91,890
Credit quality
Net charge-offs	$634	$405	$509	$665	$770
	3.47%	2.06%	2.49%	3.10%	3.28%
30+ delinquency	$1,317	$1,689	$1,270	$1,420	$1,900
	1.81%	2.15%	1.59%	1.69%	2.07%
90+ delinquency	$755	$903	$545	$782	$991
	1.04%	1.15%	0.68%	0.93%	1.08%
Other total credit card indicators (2)
Gross interest yield	10.52%	10.49%	10.16%	9.95%	10.49%
Risk-adjusted margin	9.29	10.84	9.66	8.49	7.94
New accounts (in thousands)	674	514	487	449	1,055
Purchase volumes	$64,591	$69,466	$64,060	$53,694	$64,379

Debit card data
Purchase volumes	$107,907	$104,280	$102,004	$89,631	$88,588

Loan production (3)
Consumer Banking:
First mortgage	$9,182	$7,969	$7,298	$15,049	$12,881
Home equity	410	375	738	3,176	2,641
Total (4):
First mortgage	$15,233	$13,664	$13,360	$23,124	$18,938
Home equity	503	469	984	3,683	3,024

(1)    Digital active users represents mobile and/or online 90 day active users.
(2)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(3)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(4)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	First Quarter 2021			Fourth Quarter 2020
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$5,920	$3,278	$2,642	$5,955	$3,247	$2,708
Noninterest income:
Card income	1,189	(5)	1,194	1,289	(5)	1,294
Service charges	831	830	1	879	879	—
All other income	129	73	56	119	67	52
Total noninterest income	2,149	898	1,251	2,287	941	1,346
Total revenue, net of interest expense	8,069	4,176	3,893	8,242	4,188	4,054

Provision for credit losses	(617)	74	(691)	4	51	(47)

Noninterest expense	5,131	3,209	1,922	4,809	2,977	1,832
Income before income taxes	3,555	893	2,662	3,429	1,160	2,269
Income tax expense	871	219	652	840	284	556
Net income	$2,684	$674	$2,010	$2,589	$876	$1,713

Net interest yield	2.51%	1.46%	3.74%	2.58%	1.48%	3.58%
Return on average allocated capital (1)	28	23	31	27	29	26
Efficiency ratio	63.59	76.87	49.34	58.34	71.08	45.19

Balance Sheet
Average
Total loans and leases	$290,891	$4,607	$286,284	$305,146	$4,786	$300,360
Total earning assets (2)	957,112	912,135	286,720	918,086	871,583	300,694
Total assets (2)	999,769	950,803	290,709	960,376	910,735	303,832
Total deposits	924,137	917,319	6,818	885,210	877,656	7,554
Allocated capital (1)	38,500	12,000	26,500	38,500	12,000	26,500

Period end
Total loans and leases	$282,935	$4,490	$278,445	$299,934	$4,673	$295,261
Total earning assets (2)	1,004,896	960,132	278,984	945,343	899,951	295,627
Total assets (2)	1,047,413	997,601	284,032	988,580	939,629	299,185
Total deposits	971,709	964,406	7,303	912,652	906,092	6,560

				First Quarter 2020
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$6,862	$3,948	$2,914
Noninterest income:
Card income				1,110	(8)	1,118
Service charges				995	995	—
All other income				162	97	65
Total noninterest income				2,267	1,084	1,183
Total revenue, net of interest expense				9,129	5,032	4,097

Provision for credit losses				2,258	115	2,143

Noninterest expense				4,496	2,725	1,771
Income before income taxes				2,375	2,192	183
Income tax expense				582	537	45
Net income				$1,793	$1,655	$138

Net interest yield				3.57%	2.17%	3.76%
Return on average allocated capital (1)				19	55	2
Efficiency ratio				49.24	54.14	43.23

Balance Sheet
Average
Total loans and leases				$316,946	$5,435	$311,511
Total earning assets (2)				773,635	731,928	312,127
Total assets (2)				811,277	764,117	317,580
Total deposits				736,669	731,277	5,392
Allocated capital (1)				38,500	12,000	26,500

Period end
Total loans and leases				$317,535	$5,466	$312,069
Total earning assets (2)				800,144	756,869	312,739
Total assets (2)				837,522	789,846	317,141
Total deposits				762,387	756,873	5,514

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.
Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020

Net interest income	$1,331	$1,282	$1,237	$1,378	$1,571
Noninterest income:
Investment and brokerage services	3,391	3,189	3,105	2,854	3,122
All other income	249	206	204	193	243
Total noninterest income	3,640	3,395	3,309	3,047	3,365
Total revenue, net of interest expense	4,971	4,677	4,546	4,425	4,936

Provision for credit losses	(65)	8	24	136	189

Noninterest expense	3,869	3,571	3,540	3,469	3,606
Income before income taxes	1,167	1,098	982	820	1,141
Income tax expense	286	269	241	201	280
Net income	$881	$829	$741	$619	$861

Net interest yield	1.50%	1.52%	1.53%	1.76%	2.17%
Return on average allocated capital (1)	22	22	20	17	23
Efficiency ratio	77.85	76.35	77.86	78.40	73.06

Balance Sheet
Average
Total loans and leases	$188,495	$187,167	$185,587	$182,150	$178,639
Total earning assets (2)	360,099	336,165	321,410	315,258	290,919
Total assets (2)	372,594	348,693	333,794	327,594	303,173
Total deposits	326,370	305,870	291,845	287,109	263,411
Allocated capital (1)	16,500	15,000	15,000	15,000	15,000

Period end
Total loans and leases	$190,060	$188,562	$187,211	$184,293	$181,492
Total earning assets (2)	365,854	356,874	324,890	321,846	311,124
Total assets (2)	378,655	369,738	337,577	334,191	323,867
Total deposits	333,254	322,157	295,893	291,740	282,395

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020

Revenue by Business
Merrill Lynch Global Wealth Management	$4,185	$3,846	$3,748	$3,625	$4,073
Bank of America Private Bank	786	831	798	800	863
Total revenue, net of interest expense	$4,971	$4,677	$4,546	$4,425	$4,936

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$2,922,770	$2,808,340	$2,570,252	$2,449,305	$2,215,531
Bank of America Private Bank	557,569	541,464	496,369	478,521	443,080
Total client balances	$3,480,339	$3,349,804	$3,066,621	$2,927,826	$2,658,611

Client Balances by Type, at period end
Assets under management (1)	$1,467,487	$1,408,465	$1,286,145	$1,219,748	$1,092,482
Brokerage and other assets	1,535,424	1,479,614	1,344,538	1,282,044	1,155,461
Deposits	333,254	322,157	295,893	291,740	282,395
Loans and leases (2)	192,725	191,124	189,952	187,004	184,011
Less: Managed deposits in assets under management	(48,551)	(51,556)	(49,907)	(52,710)	(55,738)
Total client balances	$3,480,339	$3,349,804	$3,066,621	$2,927,826	$2,658,611

Assets Under Management Rollforward
Assets under management, beginning balance	$1,408,465	$1,286,145	$1,219,748	$1,092,482	$1,275,555
Net client flows	18,208	7,603	1,385	3,573	7,035
Market valuation/other	40,814	114,717	65,012	123,693	(190,108)
Total assets under management, ending balance	$1,467,487	$1,408,465	$1,286,145	$1,219,748	$1,092,482

Advisors, at period end
Total wealth advisors (3)	19,808	20,103	20,487	20,622	20,393

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.
(3)Includes advisors across all wealth management businesses in GWIM and Consumer Banking.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020

Net interest income	$1,980	$2,010	$2,028	$2,363	$2,612
Noninterest income:
Service charges	847	859	846	738	796
Investment banking fees	1,172	1,098	970	1,181	761
All other income	634	812	673	809	431
Total noninterest income	2,653	2,769	2,489	2,728	1,988
Total revenue, net of interest expense	4,633	4,779	4,517	5,091	4,600

Provision for credit losses	(1,126)	48	883	1,873	2,093

Noninterest expense	2,781	2,432	2,364	2,222	2,318
Income before income taxes	2,978	2,299	1,270	996	189
Income tax expense	804	621	343	269	51
Net income	$2,174	$1,678	$927	$727	$138

Net interest yield	1.56%	1.57%	1.61%	1.82%	2.57%
Return on average allocated capital (1)	21	16	9	7	1
Efficiency ratio	60.03	50.88	52.34	43.65	50.40

Balance Sheet
Average
Total loans and leases	$330,107	$346,323	$373,118	$423,625	$386,483
Total earning assets (2)	515,880	509,759	501,572	521,930	409,052
Total assets (2)	576,145	566,845	557,889	578,106	465,926
Total deposits	487,034	478,269	471,288	493,918	382,373
Allocated capital (1)	42,500	42,500	42,500	42,500	42,500

Period end
Total loans and leases	$325,996	$339,649	$356,919	$390,108	$437,122
Total earning assets (2)	533,852	522,650	496,825	531,649	505,451
Total assets (2)	594,235	580,561	553,776	586,078	562,529
Total deposits	505,132	493,748	465,399	500,918	477,108

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020

Investment Banking fees (1)
Advisory (2)	$357	$510	$356	$345	$247
Debt issuance	423	308	320	503	424
Equity issuance	392	280	294	333	90
Total Investment Banking fees (3)	$1,172	$1,098	$970	$1,181	$761

Business Lending
Corporate	$654	$894	$791	$916	$951
Commercial	898	928	953	881	981
Business Banking	55	54	59	66	82
Total Business Lending revenue	$1,607	$1,876	$1,803	$1,863	$2,014

Global Transaction Services
Corporate	$690	$672	$658	$785	$871
Commercial	744	737	745	809	878
Business Banking	211	211	209	217	256
Total Global Transaction Services revenue	$1,645	$1,620	$1,612	$1,811	$2,005

Average deposit balances
Interest-bearing	$164,633	$169,637	$190,417	$242,408	$206,851
Noninterest-bearing	322,401	308,632	280,871	251,510	175,522
Total average deposits	$487,034	$478,269	$471,288	$493,918	$382,373

Loan spread	1.60%	1.58%	1.52%	1.37%	1.40%

Provision for credit losses	$(1,126)	$48	$883	$1,873	$2,093

Credit quality (4, 5)
Reservable criticized utilized exposure	$29,954	$34,001	$30,803	$22,900	$15,187
	8.66%	9.45%	8.18%	5.62%	3.34%

Nonperforming loans, leases and foreclosed properties	$1,812	$1,979	$1,935	$2,035	$1,700
	0.56%	0.59%	0.55%	0.53%	0.39%

Average loans and leases by product
U.S. commercial	$192,628	$200,670	$218,063	$252,649	$220,967
Non-U.S. commercial	70,573	76,634	83,950	96,742	92,526
Commercial real estate	49,685	51,254	52,607	54,938	53,009
Commercial lease financing	17,221	17,765	18,498	19,293	19,980
Other	—	—	—	3	1
Total average loans and leases	$330,107	$346,323	$373,118	$423,625	$386,483

Total Corporation Investment Banking fees
Advisory (2)	$400	$549	$397	$406	$269
Debt issuance	988	718	740	1,058	927
Equity issuance	900	641	664	740	283
Total investment banking fees including self-led deals	2,288	1,908	1,801	2,204	1,479
Self-led deals	(42)	(44)	(32)	(45)	(91)
Total Investment Banking fees	$2,246	$1,864	$1,769	$2,159	$1,388

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020

Net interest income	$990	$1,088	$1,108	$1,297	$1,153
Noninterest income:
Investment and brokerage services	560	487	439	480	567
Investment banking fees	981	712	738	939	602
Market making and similar activities	3,470	1,413	1,725	2,360	2,973
All other income	197	207	273	274	(69)
Total noninterest income	5,208	2,819	3,175	4,053	4,073
Total revenue, net of interest expense (1)	6,198	3,907	4,283	5,350	5,226

Provision for credit losses	(5)	18	21	105	107

Noninterest expense	3,427	2,821	3,103	2,684	2,815
Income before income taxes	2,776	1,068	1,159	2,561	2,304
Income tax expense	722	278	301	666	599
Net income	$2,054	$790	$858	$1,895	$1,705

Return on average allocated capital (2)	22%	9%	9%	21%	19%
Efficiency ratio	55.30	72.20	72.44	50.17	53.85

Balance Sheet
Average
Total trading-related assets	$501,789	$476,607	$485,314	$466,990	$503,119
Total loans and leases	77,415	74,133	72,319	74,131	71,660
Total earning assets	495,324	472,410	476,182	478,648	501,616
Total assets	723,264	683,146	680,983	663,072	713,051
Total deposits	53,852	54,539	56,475	45,083	33,323
Allocated capital (2)	38,000	36,000	36,000	36,000	36,000

Period end
Total trading-related assets	$524,188	$421,698	$477,552	$468,309	$439,684
Total loans and leases	84,247	78,415	75,475	74,342	78,591
Total earning assets	496,103	447,350	461,855	462,184	465,632
Total assets	745,681	616,609	676,242	652,068	654,939
Total deposits	61,450	53,925	56,727	52,842	38,536

Trading-related assets (average)
Trading account securities	$265,181	$248,785	$251,735	$216,157	$257,254
Reverse repurchases	99,886	97,932	100,395	104,883	115,698
Securities borrowed	89,253	82,331	86,508	96,448	83,271
Derivative assets	47,469	47,559	46,676	49,502	46,896
Total trading-related assets	$501,789	$476,607	$485,314	$466,990	$503,119

(1)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 21.
(2)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020

Sales and trading revenue (1)
Fixed-income, currencies and commodities	$3,242	$1,690	$2,019	$2,941	$2,945
Equities	1,836	1,317	1,205	1,210	1,690
Total sales and trading revenue	$5,078	$3,007	$3,224	$4,151	$4,635

Sales and trading revenue, excluding net debit valuation adjustment (2)
Fixed-income, currencies and commodities	$3,251	$1,742	$2,126	$3,186	$2,671
Equities	1,829	1,321	1,214	1,226	1,664
Total sales and trading revenue, excluding net debit valuation adjustment	$5,080	$3,063	$3,340	$4,412	$4,335

Sales and trading revenue breakdown
Net interest income	$899	$999	$960	$1,158	$1,024
Commissions	548	476	429	470	557
Trading	3,470	1,412	1,725	2,360	2,973
Other	161	120	110	163	81
Total sales and trading revenue	$5,078	$3,007	$3,224	$4,151	$4,635

(1)    Includes Global Banking sales and trading revenue of $104 million, $101 million, $85 million, $65 million and $227 million for the first quarter of 2021 and the fourth, third, second and first quarters of 2020, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020

Net interest income	$87	$31	$(20)	$(53)	$76
Noninterest income (loss)	(1,026)	(1,424)	(915)	(211)	(1,056)
Total revenue, net of interest expense	(939)	(1,393)	(935)	(264)	(980)

Provision for credit losses	(47)	(25)	(18)	(21)	114

Noninterest expense	307	294	552	300	240
Loss before income taxes	(1,199)	(1,662)	(1,469)	(543)	(1,334)
Income tax expense (benefit)	(1,456)	(1,246)	(1,772)	(765)	(847)
Net income (loss)	$257	$(416)	$303	$222	$(487)

Balance Sheet
Average
Total loans and leases	$20,815	$22,029	$24,243	$29,923	$36,555
Total assets (2)	207,449	232,814	230,906	249,846	201,501
Total deposits	14,354	13,251	14,881	21,387	23,560

Period end
Total loans and leases	$19,850	$21,301	$23,120	$25,096	$36,045
Total assets (3)	204,008	264,139	223,344	240,158	241,097
Total deposits	12,513	12,998	12,839	19,149	22,899

(1)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(2)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.0 trillion, $908.7 billion, $828.3 billion, $740.7 billion and $572.2 billion for the first quarter of 2021 and the fourth, third, second and first quarters of 2020, respectively.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.1 trillion, $977.7 billion, $857.8 billion, $829.1 billion and $665.8 billion at March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	March 31 2021	December 31 2020	March 31 2020
Consumer
Residential mortgage	$214,779	$223,555	$243,545
Home equity	32,078	34,311	39,567
Credit card	72,786	78,708	91,890
Direct/Indirect consumer (1)	91,737	91,363	90,246
Other consumer (2)	132	124	150
Total consumer loans excluding loans accounted for under the fair value option	411,512	428,061	465,398
Consumer loans accounted for under the fair value option (3)	693	735	556
Total consumer	412,205	428,796	465,954

Commercial
U.S. commercial	283,229	288,728	358,504
Non-U.S. commercial	91,335	90,460	116,612
Commercial real estate (4)	58,764	60,364	66,654
Commercial lease financing	16,359	17,098	19,180
	449,687	456,650	560,950
U.S. small business commercial (5)	34,886	36,469	15,421
Total commercial loans excluding loans accounted for under the fair value option	484,573	493,119	576,371
Commercial loans accounted for under the fair value option (3)	6,310	5,946	8,460
Total commercial	490,883	499,065	584,831
Total loans and leases	$903,088	$927,861	$1,050,785

(1)Includes primarily auto and specialty lending loans and leases of $45.4 billion, $46.4 billion and $50.0 billion, U.S. securities-based lending loans of $42.4 billion, $41.1 billion and $36.4 billion and non-U.S. consumer loans of $3.1 billion, $3.0 billion and $3.0 billion at March 31, 2021, December 31, 2020 and March 31, 2020, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $275 million, $298 million and $231 million and home equity loans of $418 million, $437 million and $325 million at March 31, 2021, December 31, 2020 and March 31, 2020, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $4.2 billion, $2.9 billion and $5.1 billion and non-U.S. commercial loans of $2.1 billion, $3.0 billion and $3.4 billion at March 31, 2021, December 31, 2020 and March 31, 2020, respectively.
(4)Includes U.S. commercial real estate loans of $55.8 billion, $57.2 billion and $62.9 billion and non-U.S. commercial real estate loans of $3.0 billion, $3.2 billion and $3.8 billion at March 31, 2021, December 31, 2020 and March 31, 2020, respectively.
(5)Includes card-related products.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	First Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$219,005	$113,729	$88,532	$—	$—	$16,744
Home equity	33,634	26,490	2,812	—	284	4,048
Credit card	74,165	71,805	2,360	—	—	—
Direct/Indirect and other consumer	91,430	46,320	45,107	—	—	3
Total consumer	418,234	258,344	138,811	—	284	20,795

Commercial
U.S. commercial	322,010	32,535	44,436	192,628	52,016	395
Non-U.S. commercial	90,904	—	932	70,573	19,369	30
Commercial real estate	59,736	12	4,316	49,685	5,717	6
Commercial lease financing	16,839	—	—	17,221	29	(411)
Total commercial	489,489	32,547	49,684	330,107	77,131	20
Total loans and leases	$907,723	$290,891	$188,495	$330,107	$77,415	$20,815

	Fourth Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$228,069	$120,548	$89,278	$—	$—	$18,243
Home equity	35,789	28,300	2,977	—	293	4,219
Credit card	78,210	75,748	2,463	—	—	(1)
Direct/Indirect and other consumer	90,424	47,094	43,327	—	—	3
Total consumer	432,492	271,690	138,045	—	293	22,464

Commercial
U.S. commercial	327,650	33,443	43,832	200,670	49,760	(55)
Non-U.S. commercial	95,739	—	933	76,634	18,143	29
Commercial real estate	61,540	13	4,357	51,254	5,909	7
Commercial lease financing	17,377	—	—	17,765	28	(416)
Total commercial	502,306	33,456	49,122	346,323	73,840	(435)
Total loans and leases	$934,798	$305,146	$187,167	$346,323	$74,133	$22,029

	First Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$239,994	$121,718	$86,375	$1	$—	$31,900
Home equity	40,040	31,712	3,129	—	308	4,891
Credit card	94,471	91,709	2,762	—	—	—
Direct/Indirect and other consumer	90,954	50,752	40,198	—	—	4
Total consumer	465,459	295,891	132,464	1	308	36,795

Commercial
U.S. commercial	330,420	21,040	41,085	220,967	47,176	152
Non-U.S. commercial	111,388	—	800	92,526	18,038	24
Commercial real estate	63,418	15	4,288	53,009	6,097	9
Commercial lease financing	19,598	—	2	19,980	41	(425)
Total commercial	524,824	21,055	46,175	386,482	71,352	(240)
Total loans and leases	$990,283	$316,946	$178,639	$386,483	$71,660	$36,555

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4, 6)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	March 31 2021	December 31 2020	March 31 2020	March 31 2021	December 31 2020	March 31 2020
Asset managers and funds	$68,863	$68,093	$75,625	$106,681	$101,540	$111,531
Real estate (5)	66,477	69,267	75,958	90,604	92,414	95,783
Capital goods	37,231	39,911	48,272	78,372	80,959	85,525
Finance companies	49,483	46,948	46,089	76,246	70,004	66,609
Healthcare equipment and services	32,022	33,759	40,695	56,458	57,880	58,691
Government and public education	39,093	41,669	45,171	51,381	56,212	56,296
Materials	23,506	24,548	30,712	50,739	50,792	53,332
Retailing	24,843	24,749	33,505	48,962	49,710	49,501
Consumer services	29,881	32,000	34,753	47,503	48,026	46,304
Food, beverage and tobacco	22,701	22,871	28,039	44,861	44,628	47,770
Commercial services and supplies	21,187	21,154	25,572	37,830	38,149	36,774
Energy	13,602	13,936	18,328	32,425	32,983	38,041
Transportation	22,044	23,426	28,160	32,394	33,444	36,476
Utilities	11,681	12,387	14,505	29,481	29,234	31,710
Individuals and trusts	22,029	18,784	20,052	29,150	25,881	28,657
Software and services	11,690	11,709	11,337	27,198	23,647	19,817
Media	12,906	13,144	13,604	25,832	24,677	24,512
Technology hardware and equipment	9,846	10,515	12,837	25,034	24,796	23,799
Telecommunication services	8,752	9,411	10,082	24,422	15,605	15,919
Global commercial banks	21,232	20,751	31,316	23,380	22,922	33,510
Automobiles and components	11,858	10,956	11,846	20,528	20,765	17,289
Consumer durables and apparel	8,507	9,232	12,648	19,484	20,223	20,541
Pharmaceuticals and biotechnology	4,617	5,217	6,285	17,410	16,349	19,554
Vehicle dealers	13,487	15,028	18,315	16,877	18,696	21,196
Insurance	6,208	5,921	7,890	14,783	13,491	15,271
Food and staples retailing	5,499	5,209	6,797	10,585	11,810	10,667
Financial markets infrastructure (clearinghouses)	4,271	4,939	7,117	7,275	8,648	9,534
Religious and social organizations	4,598	4,769	4,372	6,513	6,759	6,135
Total commercial credit exposure by industry	$608,114	$620,303	$719,882	$1,052,408	$1,040,244	$1,080,744

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $35.3 billion, $42.5 billion and $53.3 billion at March 31, 2021, December 31, 2020 and March 31, 2020, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $39.4 billion, $39.3 billion and $35.7 billion, which consists primarily of other marketable securities, at March 31, 2021, December 31, 2020 and March 31, 2020, respectively.
(2)Total utilized and total committed exposure includes loans of $6.3 billion, $5.9 billion and $8.5 billion and issued letters of credit with a notional amount of $79 million, $89 million and $156 million accounted for under the fair value option at March 31, 2021, December 31, 2020 and March 31, 2020, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $4.5 billion, $3.9 billion and $3.6 billion at March 31, 2021, December 31, 2020 and March 31, 2020, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.
(6)March 31, 2021 and December 31, 2020 include $21.1 billion and $22.7 billion of Paycheck Protection Program loan exposure across impacted industries.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure	Securities/ Other Investments (2)	Country Exposure at March 31 2021	Hedges and Credit Default Protection (3)	Net Country Exposure at March 31 2021 (4)	Increase (Decrease) from December 31 2020
United Kingdom	$32,750	$17,379	$6,245	$3,585	$59,959	$(1,172)	$58,787	$(685)
Germany	30,236	9,504	2,020	3,296	45,056	(1,543)	43,513	(1,390)
Canada	8,071	16,428	1,725	2,743	28,967	(376)	28,591	7,457
Japan	19,846	1,228	2,688	1,852	25,614	(632)	24,982	7,486
France	12,356	8,806	1,256	3,013	25,431	(1,025)	24,406	3,615
Australia	6,764	5,378	485	2,603	15,230	(323)	14,907	1,820
China	10,315	269	1,152	1,322	13,058	(311)	12,747	(673)
Brazil	5,707	780	411	4,231	11,129	(291)	10,838	545
Netherlands	5,498	4,042	671	803	11,014	(424)	10,590	906
Singapore	4,844	335	431	4,057	9,667	(54)	9,613	331
India	5,427	180	493	2,649	8,749	(173)	8,576	765
South Korea	5,253	883	448	2,075	8,659	(154)	8,505	(46)
Switzerland	4,922	2,921	436	267	8,546	(271)	8,275	1,380
Hong Kong	4,791	565	534	1,154	7,044	(27)	7,017	480
Italy	2,325	1,415	540	2,746	7,026	(711)	6,315	623
Ireland	4,416	1,035	113	343	5,907	(19)	5,888	1,723
Mexico	3,264	1,268	174	1,179	5,885	(360)	5,525	(762)
Belgium	2,906	1,303	297	615	5,121	(144)	4,977	10
Spain	2,655	1,009	248	702	4,614	(290)	4,324	(492)
Sweden	1,190	903	217	434	2,744	(159)	2,585	29
Total top 20 non-U.S. countries exposure	$173,536	$75,631	$20,584	$39,669	$309,420	$(8,459)	$300,961	$23,122
(1)Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.
(2)Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.
(3)Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation’s risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.
(4)    Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	March 31 2021	December 31 2020	September 30 2020	June 30 2020	March 31 2020
Residential mortgage	$2,366	$2,005	$1,675	$1,552	$1,580
Home equity	669	649	640	594	578
Direct/Indirect consumer	56	71	42	45	46
Total consumer	3,091	2,725	2,357	2,191	2,204
U.S. commercial	1,228	1,243	1,351	1,247	1,240
Non-U.S. commercial	342	418	338	387	90
Commercial real estate	354	404	414	474	408
Commercial lease financing	80	87	14	17	44
	2,004	2,152	2,117	2,125	1,782
U.S. small business commercial	67	75	76	77	70
Total commercial	2,071	2,227	2,193	2,202	1,852
Total nonperforming loans and leases	5,162	4,952	4,550	4,393	4,056
Foreclosed properties (1)	137	164	180	218	275
Total nonperforming loans, leases and foreclosed properties (2, 3)	$5,299	$5,116	$4,730	$4,611	$4,331

Fully-insured home loans past due 30 days or more and still accruing	$1,030	$1,090	$1,213	$1,153	$1,598
Consumer credit card past due 30 days or more and still accruing	1,317	1,689	1,270	1,420	1,900
Other loans past due 30 days or more and still accruing	3,506	3,398	3,322	2,980	3,904
Total loans past due 30 days or more and still accruing (4, 5)	$5,853	$6,177	$5,805	$5,553	$7,402

Fully-insured home loans past due 90 days or more and still accruing	$728	$762	$837	$854	$951
Consumer credit card past due 90 days or more and still accruing	755	903	546	782	991
Other loans past due 90 days or more and still accruing	309	417	365	579	384
Total loans past due 90 days or more and still accruing (4, 5)	$1,792	$2,082	$1,748	$2,215	$2,326

Nonperforming loans, leases and foreclosed properties/Total assets (6)	0.18%	0.18%	0.17%	0.17%	0.17%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (6)	0.59	0.56	0.50	0.47	0.42
Nonperforming loans and leases/Total loans and leases (6)	0.58	0.54	0.48	0.44	0.39

Commercial reservable criticized utilized exposure (7)	$34,283	$38,666	$35,710	$25,950	$17,400
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (7)	6.59%	7.31%	6.55%	4.51%	2.84%
Total commercial criticized utilized exposure/Commercial utilized exposure (7)	6.41	7.22	6.34	4.34	2.65

(1)Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $87 million, $119 million, $131 million, $124 million and $224 million at March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)Balances do not include nonperforming loans held-for-sale of $384 million, $359 million, $184 million, $151 million and $223 million and nonperforming loans accounted for under the fair value option of $12 million, $11 million, $9 million, $79 million and $6 million at March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.
(4)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $75 million, $38 million, $93 million, $209 million and $354 million at March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively, and loans held-for-sale past due 90 days or more and still accruing of $18 million, $32 million, $41 million, $5 million and $0 at March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively. At March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, there were $12 million, $15 million, $119 million, $18 million and $52 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.
(5)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(6)Total assets and total loans and leases do not include loans accounted for under the fair value option of $7.0 billion, $6.7 billion, $7.2 billion, $9.2 billion and $9.0 billion at March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.
(7)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,725	$2,357	$2,191	$2,204	$2,053
Additions	851	860	587	354	477
Reductions:
Paydowns and payoffs	(123)	(137)	(113)	(84)	(106)
Sales	(1)	(7)	—	(25)	(6)
Returns to performing status (2)	(347)	(325)	(291)	(233)	(165)
Charge-offs (3)	(12)	(16)	(13)	(22)	(27)
Transfers to foreclosed properties	(2)	(7)	(4)	(3)	(22)
Total net additions (reductions) to nonperforming loans and leases	366	368	166	(13)	151
Total nonperforming consumer loans and leases, end of period	3,091	2,725	2,357	2,191	2,204
Foreclosed properties	101	123	135	169	226
Nonperforming consumer loans, leases and foreclosed properties, end of period	$3,192	$2,848	$2,492	$2,360	$2,430

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$2,227	$2,193	$2,202	$1,852	$1,499
Additions	472	1,192	656	889	781
Reductions:
Paydowns	(312)	(397)	(216)	(177)	(212)
Sales	(22)	(274)	(50)	(10)	(16)
Return to performing status (5)	(28)	(127)	(21)	(8)	(16)
Charge-offs	(78)	(313)	(367)	(344)	(184)
Transfers to foreclosed properties	—	(2)	—	—	—
Transfers to loans held-for-sale	(188)	(45)	(11)	—	—
Total net additions (reductions) to nonperforming loans and leases	(156)	34	(9)	350	353
Total nonperforming commercial loans and leases, end of period	2,071	2,227	2,193	2,202	1,852
Foreclosed properties	36	41	45	49	49
Nonperforming commercial loans, leases and foreclosed properties, end of period	$2,107	$2,268	$2,238	$2,251	$1,901

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 27.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(5)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	First Quarter 2021		Fourth Quarter 2020		Third Quarter 2020		Second Quarter 2020		First Quarter 2020
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$(4)	(0.01)%	$(3)	—%	$(6)	(0.01)%	$(20)	(0.03)%	$(1)	—%
Home equity	(35)	(0.42)	(28)	(0.31)	(20)	(0.21)	(14)	(0.14)	(11)	(0.11)
Credit card	634	3.47	405	2.06	509	2.49	665	3.10	770	3.28
Direct/Indirect consumer	31	0.14	38	0.17	18	0.08	26	0.12	40	0.18
Other consumer	67	n/m	70	n/m	63	n/m	77	n/m	74	n/m
Total consumer	693	0.67	482	0.44	564	0.50	734	0.65	872	0.75
U.S. commercial	12	0.02	182	0.25	154	0.20	219	0.26	163	0.21
Non-U.S. commercial	26	0.12	65	0.28	57	0.23	32	0.12	1	—
Total commercial and industrial	38	0.04	247	0.26	211	0.21	251	0.22	164	0.16
Commercial real estate	11	0.07	101	0.66	106	0.66	57	0.35	6	0.04
Commercial lease financing	—	—	(1)	(0.03)	24	0.53	31	0.66	5	0.10
	49	0.04	347	0.30	341	0.28	339	0.25	175	0.14
U.S. small business commercial	81	0.89	52	0.53	67	0.69	73	0.96	75	1.95
Total commercial	130	0.11	399	0.32	408	0.31	412	0.29	250	0.19
Total net charge-offs	$823	0.37	$881	0.38	$972	0.40	$1,146	0.45	$1,122	0.46

By Business Segment and All Other
Consumer Banking	$810	1.13%	$563	0.73%	$658	0.82%	$843	1.05%	$963	1.22%
Global Wealth & Investment Management	13	0.03	9	0.02	(6)	(0.01)	9	0.02	9	0.02
Global Banking	36	0.05	314	0.37	328	0.36	330	0.32	160	0.17
Global Markets	3	0.01	24	0.13	17	0.10	—	—	7	0.04
All Other	(39)	(0.78)	(29)	(0.53)	(25)	(0.40)	(36)	(0.49)	(17)	(0.19)
Total net charge-offs	$823	0.37	$881	0.38	$972	0.40	$1,146	0.45	$1,122	0.46

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)Includes loan sale net charge-offs (recoveries) of $0, $0, $0, $(16) million and $0 for the first quarter of 2021 and the fourth, third, second and first quarters of 2020, respectively.
n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	March 31, 2021		December 31, 2020		March 31, 2020
	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$428	0.20%	$459	0.21%	$430	0.18%
Home equity	261	0.81	399	1.16	378	0.96
Credit card	7,278	10.00	8,420	10.70	7,583	8.25
Direct/Indirect consumer	617	0.67	752	0.82	623	0.69
Other consumer	51	n/m	41	n/m	52	n/m
Total consumer	8,635	2.10	10,071	2.35	9,066	1.95
U.S. commercial (3)	4,131	1.30	5,043	1.55	4,135	1.11
Non-U.S.commercial	1,154	1.26	1,241	1.37	1,041	0.89
Commercial real estate	2,148	3.66	2,285	3.79	1,439	2.16
Commercial lease financing	100	0.61	162	0.95	85	0.45
Total commercial	7,533	1.55	8,731	1.77	6,700	1.16
Allowance for loan and lease losses	16,168	1.80	18,802	2.04	15,766	1.51
Reserve for unfunded lending commitments	1,829		1,878		1,360
Allowance for credit losses	$17,997		$20,680		$17,126

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		1.80%		2.04%		1.51%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		313		380		389
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		4.85		5.37		3.49

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $275 million, $298 million and $231 million and home equity loans of $418 million, $437 million and $325 million at March 31, 2021, December 31, 2020 and March 31, 2020, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $4.2 billion, $2.9 billion and $5.1 billion and non-U.S. commercial loans of $2.1 billion, $3.0 billion and $3.4 billion at March 31, 2021, December 31, 2020 and March 31, 2020, respectively.
(2)Total loans and leases do not include loans accounted for under the fair value option of $7.0 billion, $6.7 billion and $9.0 billion at March 31, 2021, December 31, 2020 and March 31, 2020, respectively.
(3)Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.5 billion, $1.5 billion and $1.1 billion at March 31, 2021, December 31, 2020 and March 31, 2020, respectively.
(4)Allowance for loan and lease losses includes $8.7 billion, $9.9 billion and $8.6 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking) that are excluded from nonperforming loans and leases at March 31, 2021, December 31, 2020 and March 31, 2020, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 144 percent, 181 percent and 178 percent at March 31, 2021, December 31, 2020 and March 31, 2020, respectively.
n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders’ equity or common shareholders’ equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most closely related financial measures defined by GAAP for the three months ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$9,166	$6,119	$4,546	$3,799	$4,531
Provision for credit losses	(1,860)	53	1,389	5,117	4,761
Pretax, pre-provision income	$7,306	$6,172	$5,935	$8,916	$9,292

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$274,047	$271,020	$267,323	$266,316	$264,534
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,146)	(2,173)	(1,976)	(1,640)	(1,655)
Related deferred tax liabilities	920	910	855	790	728
Tangible shareholders’ equity	$203,870	$200,806	$197,251	$196,515	$194,656
Preferred stock	(24,399)	(24,180)	(23,427)	(23,427)	(23,456)
Tangible common shareholders’ equity	$179,471	$176,626	$173,824	$173,088	$171,200

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$274,000	$272,924	$268,850	$265,637	$264,918
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,134)	(2,151)	(2,185)	(1,630)	(1,646)
Related deferred tax liabilities	915	920	910	789	790
Tangible shareholders’ equity	$203,830	$202,742	$198,624	$195,845	$195,111
Preferred stock	(24,319)	(24,510)	(23,427)	(23,427)	(23,427)
Tangible common shareholders’ equity	$179,511	$178,232	$175,197	$172,418	$171,684

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,969,992	$2,819,627	$2,738,452	$2,741,688	$2,619,954
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,134)	(2,151)	(2,185)	(1,630)	(1,646)
Related deferred tax liabilities	915	920	910	789	790
Tangible assets	$2,899,822	$2,749,445	$2,668,226	$2,671,896	$2,550,147

Book value per share of common stock
Common shareholders’ equity	$249,681	$248,414	$245,423	$242,210	$241,491
Ending common shares issued and outstanding	8,589.7	8,650.8	8,661.5	8,664.1	8,675.5
Book value per share of common stock	$29.07	$28.72	$28.33	$27.96	$27.84

Tangible book value per share of common stock
Tangible common shareholders’ equity	$179,511	$178,232	$175,197	$172,418	$171,684
Ending common shares issued and outstanding	8,589.7	8,650.8	8,661.5	8,664.1	8,675.5
Tangible book value per share of common stock	$20.90	$20.60	$20.23	$19.90	$19.79

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	31